Annual Estimated Amortization Expenses of Intangible Assets (Detail) In Thousands, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY
Finite Lived Intangible Assets Future Amortization Expense [Abstract]
2014	$ 8,881	53,763
2015	8,066	48,827
2016	6,757	40,904
2017	6,260	37,897
2018	5,022	30,403
Finite-Lived Intangible Assets, Net, Total	$ 34,986	211,794